Income Taxes (Current and Deferred Portions of Net Income Tax Expense) (Details) - USD ($) $ in Thousands	12 Months Ended
	Dec. 31, 2017	Dec. 31, 2016	Dec. 31, 2015
Current
U.S.	$ 56,974	$ 52,403	$ 65,196
State	2,662	3,362	5,258
Foreign			(6)
Total current taxes	59,636	55,765	70,448
Deferred
U.S.	4,620	7,279	(261)
State	(50)	27	(71)
Total deferred taxes	4,570	7,306	(332)
Total income taxes	$ 64,206	$ 63,071	$ 70,116